Schedule of Investments PIMCO Income Strategy Fund	October 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 151.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 25.5%
AAdvantage Loyalty IP Ltd. 5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$700	$729
Aggreko PLC TBD% due 08/17/2026		695	691
AP Core Holdings, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		3,556	3,568
Armor Holding, LLC TBD% due 10/29/2028		900	891
BWAY Holding Co. 3.337% (LIBOR03M + 3.250%) due 04/03/2024 ~		398	388
Caesars Resort Collection LLC
2.837% (LIBOR03M + 2.750%) due 12/23/2024 ~		6,337	6,314
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	1,197	1,383
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$564	564
CBL & Associates Properties, Inc. TBD% due 11/01/2028		127	127
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		1,747	1,759
Dei Sales, Inc. 6.250% (LIBOR03M + 5.500%) due 04/23/2028 ~		2,584	2,572
Emerald TopCo, Inc. 3.587% - 3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		54	54
Encina Private Credit LLC 4.572% (LIBOR03M + 3.572%) due 11/30/2025 «~µ		4,600	4,600
Envision Healthcare Corp. 3.837% (LIBOR03M + 3.750%) due 10/10/2025 ~		11,502	9,547
Fly Funding SARL 7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		2,565	2,575
Forbes Energy Services LLC (7.000% PIK) 7.000% due 12/31/2021 «(c)		236	0
Frontier Communications Corp. 4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,884	1,885
Gateway Casinos & Entertainment Limited
8.136% (LIBOR03M + 8.000%) due 10/15/2027 «~		3,447	3,376
8.460% due 10/18/2027 «	CAD	752	608
Hertz Corp. 4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		$3	3
Intelsat Jackson Holdings S.A. 3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		809	813
Lealand Finance Company B.V. 3.087% (LIBOR03M + 3.000%) due 06/30/2024 «~		40	24
Lealand Finance Company B.V. (1.087% Cash and 3.000% PIK) 4.087% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		182	86
Mavenir Systems, Inc. 5.250% (LIBOR03M + 4.750%) due 08/13/2028 ~		1,400	1,408
Medline Industries, Inc. TBD% due 10/23/2028		1,000	1,002
MPH Acquisition Holdings LLC 4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		3,500	3,420
Promotora de Informaciones SA TBD% due 03/31/2025	EUR	3,095	3,504
PUG LLC
3.587% (LIBOR03M + 3.500%) due 02/12/2027 ~		$885	870
4.750% (LIBOR03M + 4.250%) due 02/12/2027 «~		1,200	1,203
Redstone Buyer LLC 5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,670	1,618
Rising Tide Holdings, Inc. 5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		599	600
Sasol Ltd. 0.500% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,440	2,354
Sequa Mezzanine Holdings LLC 11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		42	42
SkyMiles IP Ltd. 4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,800	1,919
Syniverse Holdings, Inc.
TBD% due 10/15/2028 «		8,646	8,638
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		7,513	7,518
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		783	784
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		4,931	4,708
TK Elevator Midco Gmbh TBD% due 07/29/2027	EUR	3,100	3,568

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

U.S. Renal Care, Inc.
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		$2,200	2,187
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,800	1,800
Westmoreland Coal Company (15.000% PIK) 15.000% due 03/15/2029 (c)		2,158	647
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,367	1,375

Total Loan Participations and Assignments (Cost $94,390)			91,722

CORPORATE BONDS & NOTES 69.4%
BANKING & FINANCE 18.8%
Ally Financial, Inc. 8.000% due 11/01/2031 (l)		135	189
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		2,400	2,313
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	600	687
2.625% due 04/28/2025		3,774	4,421
3.625% due 09/24/2024		1,483	1,765
5.375% due 01/18/2028 •		1,211	1,026
8.000% due 01/22/2030 •		541	485
8.500% due 09/10/2030 •		938	867
10.500% due 07/23/2029		633	670
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	400	98
Barclays PLC
6.375% due 12/15/2025 •(i)(j)	GBP	600	891
7.125% due 06/15/2025 •(i)(j)		5,100	7,724
Claveau Re Ltd. 17.301% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$600	607
Cosaint Re Pte Ltd. 9.288% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	418
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	213
7.500% due 12/11/2023 •(i)(j)(l)		3,840	4,195
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (l)		179	184
GSPA Monetization Trust 6.422% due 10/09/2029		1,371	1,461
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(l)	GBP	200	296
6.000% due 09/29/2023 •(i)(j)(l)	EUR	1,200	1,500
6.500% due 03/23/2028 •(i)(j)		$200	224
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)		2,900	3,330
7.875% due 06/27/2029 •(i)(j)	GBP	3,219	5,543
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (l)		$1,800	1,909
4.500% due 01/15/2028 (l)		1,280	1,390
Natwest Group PLC 8.000% due 08/10/2025 •(i)(j)(l)		3,000	3,521
Navient Corp. 5.625% due 08/01/2033		31	29
Newmark Group, Inc. 6.125% due 11/15/2023		28	30
OneMain Finance Corp. 6.125% due 03/15/2024		66	70
PennyMac Financial Services, Inc.
4.250% due 02/15/2029		100	94
5.750% due 09/15/2031 (l)		800	788
PRA Group, Inc. 7.375% due 09/01/2025 (l)		1,000	1,068
Santander UK Group Holdings PLC 6.750% due 06/24/2024 •(i)(j)	GBP	2,850	4,246
Societe Generale S.A. 7.375% due 10/04/2023 •(i)(j)		$300	323
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	210	325
Uniti Group LP
6.000% due 01/15/2030 (l)		$3,468	3,430
7.875% due 02/15/2025 (l)		7,300	7,687
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		3,865	3,552

			67,569

INDUSTRIALS 41.6%
Air Canada 3.875% due 08/15/2026 (l)		1,500	1,521
Altice Financing S.A.
4.250% due 08/15/2029	EUR	1,049	1,192
5.750% due 08/15/2029 (l)		$1,756	1,730

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

American Airlines, Inc. 5.500% due 04/20/2026 (l)		500	525
Associated Materials LLC 9.000% due 09/01/2025		147	156
BCP Modular Services 4.750% due 11/30/2028	EUR	960	1,110
Boeing Co.
5.705% due 05/01/2040 (l)		$416	535
5.805% due 05/01/2050 (l)		540	741
5.930% due 05/01/2060 (l)		500	705
6.125% due 02/15/2033 (l)		885	1,123
Bombardier, Inc.
7.125% due 06/15/2026 (l)		834	876
7.500% due 12/01/2024 (l)		1,614	1,683
7.500% due 03/15/2025 (l)		3,414	3,509
7.875% due 04/15/2027 (l)		2,848	2,965
Broadcom, Inc.
3.187% due 11/15/2036 (l)		52	51
4.150% due 11/15/2030 (l)		252	277
CGG S.A.
7.750% due 04/01/2027	EUR	1,300	1,501
8.750% due 04/01/2027 (l)		$1,944	1,917
Charter Communications Operating LLC
3.700% due 04/01/2051		100	98
3.850% due 04/01/2061 (l)		200	194
3.900% due 06/01/2052 (l)		2,900	2,939
4.400% due 12/01/2061 (l)		2,600	2,765
Community Health Systems, Inc.
6.625% due 02/15/2025 (l)		1,559	1,623
8.000% due 03/15/2026 (l)		906	957
Coty, Inc.
3.875% due 04/15/2026	EUR	3,300	3,892
5.000% due 04/15/2026 (l)		$2,600	2,668
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		359	448
Delta Air Lines, Inc. 7.375% due 01/15/2026 (l)		508	598
Deluxe Corp. 8.000% due 06/01/2029 (l)		1,690	1,782
Envision Healthcare Corp. 8.750% due 10/15/2026 (l)		2,205	1,485
Exela Intermediate LLC 10.000% due 07/15/2023		57	48
Ferroglobe PLC 9.375% due 12/31/2025 (k)		957	991
Ford Motor Co. 7.700% due 05/15/2097 (l)		7,435	9,724
Fresh Market, Inc. 9.750% due 05/01/2023 (l)		3,313	3,408
Frontier Communications Corp. 6.000% due 01/15/2030 (l)		881	886
Gannett Holdings LLC 6.000% due 11/01/2026		200	200
General Electric Co. 6.875% due 01/10/2039		2	3
HCA, Inc. 7.500% due 11/15/2095 (l)		1,050	1,573
HollyFrontier Corp. 4.500% due 10/01/2030 (l)		5,337	5,821
Innophos Holdings, Inc. 9.375% due 02/15/2028		60	65
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(d)		39	10
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		1,646	829
8.000% due 02/15/2024		18	18
8.500% due 10/15/2024 ^(d)		5,416	2,796
9.750% due 07/15/2025 ^(d)		4,805	2,420
Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(d)		524	6
Jaguar Land Rover Automotive PLC 5.875% due 01/15/2028 (l)		1,300	1,298
Las Vegas Sands Corp. 3.900% due 08/08/2029 (l)		200	204
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (l)		800	798
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (l)		1,000	996
5.250% due 10/01/2029		900	915
NCL Corp. Ltd.
10.250% due 02/01/2026 (l)		1,916	2,203
12.250% due 05/15/2024 (l)		1,660	1,960
New Albertson's LP 6.570% due 02/23/2028		2,800	3,106
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		5,300	5,894

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		25	28
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/29/2021 (g)(i)		450	7
Oi Movel S.A. 8.750% due 07/30/2026		1,406	1,459
Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028 (l)		900	886
5.375% due 10/01/2029	EUR	1,400	1,572
6.250% due 10/01/2029		$300	300
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025		63	66
Petroleos Mexicanos
4.875% due 02/21/2028	EUR	556	649
6.750% due 09/21/2047		$20	18
6.840% due 01/23/2030 (l)		873	914
6.950% due 01/28/2060		150	133
7.690% due 01/23/2050 (l)		1,160	1,110
QVC, Inc. 5.950% due 03/15/2043 (l)		881	917
Rolls-Royce PLC
3.625% due 10/14/2025 (l)		700	716
5.750% due 10/15/2027	GBP	800	1,220
Sands China Ltd.
2.300% due 03/08/2027 (l)		$400	379
2.850% due 03/08/2029 (l)		300	282
3.250% due 08/08/2031		200	188
5.400% due 08/08/2028 (l)		2,702	2,922
Schenck Process Holding GmbH 6.875% due 06/15/2023	EUR	200	233
Spirit AeroSystems, Inc. 3.950% due 06/15/2023 (l)		$1,557	1,581
Studio City Finance Ltd.
6.000% due 07/15/2025 (l)		1,000	972
6.500% due 01/15/2028 (l)		1,000	963
Syngenta Finance NV 5.676% due 04/24/2048 (l)		1,990	2,461
Tempur Sealy International, Inc. 3.875% due 10/15/2031 (l)		1,700	1,687
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		942	944
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		970	1,096
5.750% due 09/30/2039 (l)		5,745	6,985
Transocean Pontus Ltd. 6.125% due 08/01/2025		47	47
Transocean, Inc.
7.250% due 11/01/2025		68	56
7.500% due 01/15/2026		56	45
8.000% due 02/01/2027		66	50
Triumph Group, Inc. 6.250% due 09/15/2024		32	32
U.S. Renal Care, Inc. 10.625% due 07/15/2027		34	35
Unigel Luxembourg S.A. 8.750% due 10/01/2026		200	213
United Airlines, Inc.
4.375% due 04/15/2026 (l)		1,100	1,139
4.625% due 04/15/2029 (l)		300	310
Univision Communications, Inc. 5.125% due 02/15/2025 (l)		283	288
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (c)		514	536
Vale Overseas Ltd.
6.875% due 11/21/2036		29	38
6.875% due 11/10/2039		257	339
Vale S.A. 0.000% due 12/29/2049 «~(i)	BRL	60,000	5,664
Veritas U.S., Inc. 7.500% due 09/01/2025		$557	578
Vertiv Group Corp. 4.125% due 11/15/2028 (l)		900	897
Viking Cruises Ltd. 13.000% due 05/15/2025 (l)		3,217	3,687
VOC Escrow Ltd. 5.000% due 02/15/2028 (l)		1,100	1,093
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		4,144	4,388
Wolverine Escrow LLC
8.500% due 11/15/2024 (l)		5,996	5,571
9.000% due 11/15/2026 (l)		3,440	3,171
Wynn Las Vegas LLC 5.500% due 03/01/2025 (l)		1,900	1,934
Wynn Macau Ltd.
5.500% due 01/15/2026 (l)		1,000	942

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

5.625% due 08/26/2028		500	468

			149,947

UTILITIES 9.0%
AT&T, Inc.
3.500% due 02/01/2061 (l)		694	678
3.850% due 06/01/2060 (l)		1,292	1,366
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (c)		2,050	1,261
Genesis Energy LP 8.000% due 01/15/2027 (l)		975	981
NGD Holdings BV 6.750% due 12/31/2026		188	185
Northwestern Bell Telephone 7.750% due 05/01/2030 (l)		7,000	8,870
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		148	86
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		216	215
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		3,042	764
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025 (c)		2,070	1,868
Pacific Gas & Electric Co.
3.750% due 08/15/2042		10	9
4.000% due 12/01/2046 (l)		1,004	999
4.300% due 03/15/2045		11	11
4.450% due 04/15/2042 (l)		322	328
4.500% due 07/01/2040 (l)		939	979
4.500% due 12/15/2041		10	10
4.550% due 07/01/2030 (l)		1,877	2,046
4.600% due 06/15/2043		8	8
4.750% due 02/15/2044 (l)		2,810	2,909
4.950% due 07/01/2050 (l)		2,360	2,615
Peru LNG SRL 5.375% due 03/22/2030		3,542	3,009
Petrobras Global Finance BV 6.625% due 01/16/2034	GBP	100	155
Rio Oil Finance Trust 9.250% due 07/06/2024 (l)		$1,763	1,927
Transocean Poseidon Ltd. 6.875% due 02/01/2027		1,154	1,153

			32,432

Total Corporate Bonds & Notes (Cost $240,694)			249,948

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,634

Total Convertible Bonds & Notes (Cost $1,600)			1,634

MUNICIPAL BONDS & NOTES 3.6%
ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040		6,000	8,503
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		50	57

			8,560

PUERTO RICO 0.4%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)		1,800	1,588

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		370	387

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		21,900	2,327

Total Municipal Bonds & Notes (Cost $9,675)			12,862

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)		2,228	222

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

4.000% due 11/25/2042 (a)		1,005	118
5.839% due 07/25/2029 •		570	630
5.866% due 06/25/2043 •(a)		8	0
5.961% due 02/25/2049 •(a)		685	86
14.753% due 12/25/2040 •		132	174
Freddie Mac
0.000% due 02/25/2046 (b)(g)		1,043	876
0.100% due 02/25/2046 (a)		1,043	0
0.700% due 11/25/2055 ~(a)		16,524	1,298
3.000% due 11/15/2033 (a)		1,713	111
6.145% due 11/25/2055 «~		3,921	2,421
7.639% due 12/25/2027 •		1,483	1,604
9.835% due 11/15/2040 •		149	176
10.839% due 03/25/2025 •		189	195

Total U.S. Government Agencies (Cost $8,165)			7,911

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Funding Trust 6.000% due 08/25/2036 ^		451	466
BCAP LLC Trust
0.000% due 06/26/2036 ~		33	26
2.950% due 03/27/2036 ~		786	652
4.790% due 03/26/2037 þ		327	516
Bear Stearns ALT-A Trust
0.409% due 06/25/2046 ^•		1,014	992
2.993% due 11/25/2036 ^~		164	110
3.073% due 09/25/2035 ^~		146	108
3.098% due 09/25/2047 ^~		2,039	1,352
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ		123	123
CD Mortgage Trust 5.688% due 10/15/2048		182	178
Chase Mortgage Finance Trust
3.049% due 12/25/2035 ^~		2	2
6.000% due 02/25/2037 ^		307	175
6.000% due 07/25/2037 ^		222	149
6.250% due 10/25/2036 ^		630	424
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		5	5
Commercial Mortgage Loan Trust 5.972% due 12/10/2049 ~		629	293
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		827	655
6.000% due 08/25/2037 ^~		402	304
Countrywide Alternative Loan Trust
0.439% due 05/25/2037 ^•		129	41
2.736% due 04/25/2036 ^~		232	212
5.500% due 03/25/2035		103	63
5.500% due 12/25/2035 ^		985	711
5.750% due 01/25/2035		82	85
6.000% due 02/25/2035		140	135
6.000% due 08/25/2036 ^•		142	113
6.000% due 04/25/2037 ^		392	252
6.250% due 11/25/2036 ^		256	232
6.250% due 12/25/2036 ^•		736	491
6.500% due 08/25/2036 ^		192	100
Countrywide Home Loan Mortgage Pass-Through Trust
2.674% due 02/20/2035 ~		3	3
5.500% due 10/25/2035 ^		186	149
6.250% due 09/25/2036 ^		174	99
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2.039% due 06/25/2034 •		2,030	2,086
Eurosail PLC 4.067% due 06/13/2045 •	GBP	239	316
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		$3	25
6.000% due 02/25/2036 ^		1,106	675
HarborView Mortgage Loan Trust
0.800% due 01/19/2035 •		47	47
2.675% due 07/19/2035 ^~		16	13
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,628	822
Jackson Park Trust 3.242% due 10/14/2039 ~		1,033	955
JP Morgan Alternative Loan Trust
2.796% due 03/25/2036 ^~		493	440
3.320% due 03/25/2037 ^~		437	458
JP Morgan Mortgage Trust
2.667% due 01/25/2037 ^~		107	96
2.725% due 02/25/2036 ^~		101	85
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		132	41
6.249% due 02/15/2040 ^~		91	38
Lehman XS Trust 0.309% due 06/25/2047 •		564	546

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Merrill Lynch Mortgage Investors Trust 2.721% due 03/25/2036 ^~		622	392
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,209	928
Natixis Commercial Mortgage Securities Trust 2.340% due 11/15/2034 •		1,065	1,062
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		400	240
6.000% due 07/25/2037 ^		635	366
6.250% due 09/25/2037 ^		1,201	705
Residential Funding Mortgage Securities, Inc. Trust
4.180% due 08/25/2036 ^~		220	203
6.000% due 09/25/2036 ^		60	57
6.000% due 06/25/2037 ^		739	725
Structured Adjustable Rate Mortgage Loan Trust
2.933% due 01/25/2036 ^~		524	373
2.946% due 11/25/2036 ^~		445	431
SunTrust Adjustable Rate Mortgage Loan Trust
2.254% due 04/25/2037 ^~		260	174
2.355% due 02/25/2037 ^~		62	58
WaMu Mortgage Pass-Through Certificates Trust
1.763% due 12/25/2046 •		219	216
3.060% due 02/25/2037 ^~		162	162
3.176% due 10/25/2036 ^~		225	221
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		22	22

Total Non-Agency Mortgage-Backed Securities (Cost $21,984)			22,194

ASSET-BACKED SECURITIES 10.1%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	1,169
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	1,252
Argent Securities Trust 0.469% due 03/25/2036 •		6,454	4,389
Asset-Backed Funding Certificates Trust 0.239% due 10/25/2036 •		2,830	2,806
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	1,025
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$211	140
Belle Haven ABS CDO Ltd. 0.383% due 07/05/2046 •		85,896	218
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	487
0.000% due 10/22/2031 ~		1,000	369
Citigroup Mortgage Loan Trust 0.239% due 12/25/2036 •		2,952	1,521
Dryden Senior Loan Fund 0.000% due 07/17/2031 ~		5,689	4,152
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		4	330
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	153
GSAMP Trust 1.064% due 03/25/2035 ^•		$3,997	3,953
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		2,700	1,320
Lehman XS Trust 6.790% due 06/24/2046 þ		476	505
Marlette Funding Trust
0.000% due 07/16/2029 «(g)		6	601
0.000% due 03/15/2030 «(g)		3	456
Merrill Lynch Mortgage Investors Trust 0.409% due 04/25/2037 •		212	144
Morgan Stanley Mortgage Loan Trust
0.329% due 04/25/2037 •		2,736	1,080
6.250% due 02/25/2037 ^~		232	145
Residential Asset Mortgage Products Trust 0.649% due 09/25/2036 •		146	144
Securitized Asset-Backed Receivables LLC Trust 0.369% due 05/25/2036 •		4,510	3,067
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	1,284
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	954
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		2,100	285
0.000% due 09/25/2040 «(g)		846	177
South Coast Funding Ltd. 0.728% due 08/10/2038 •		5,518	704
Symphony CLO Ltd. 4.727% due 07/14/2026 •		1,000	998
Taberna Preferred Funding Ltd.
0.501% due 08/05/2036 •		147	130

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

0.501% due 08/05/2036 ^•		2,750	2,433

Total Asset-Backed Securities (Cost $47,434)			36,391

SOVEREIGN ISSUES 3.0%
Argentina Government International Bond
0.500% due 07/09/2030 þ		1,927	603
1.000% due 07/09/2029		366	133
1.125% due 07/09/2035 þ		2,099	620
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ		6,188	2,277
2.500% due 07/09/2041 þ		2,872	991
15.500% due 10/17/2026	ARS	26,000	54
34.163% (BADLARPP) due 10/04/2022 ~		28	0
Egypt Government International Bond
5.625% due 04/16/2030	EUR	900	961
6.375% due 04/11/2031		382	418
7.500% due 02/16/2061		$900	766
Ghana Government International Bond
6.375% due 02/11/2027		300	270
7.875% due 02/11/2035		400	341
8.750% due 03/11/2061		200	169
Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	1,000	1,132
6.625% due 03/22/2048		400	462
Provincia de Buenos Aires
37.905% due 04/12/2025 (l)	ARS	201,514	918
37.905% due 04/12/2025		15,800	72
South Africa Government International Bond 5.750% due 09/30/2049		$600	574
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		120	12
8.250% due 10/13/2024 ^(d)		12	1
9.250% due 09/15/2027 ^(d)		151	15

Total Sovereign Issues (Cost $16,649)			10,826

		SHARES
COMMON STOCKS 2.2%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (e)		261,329	758
iHeartMedia, Inc. 'A' (e)		62,317	1,207
iHeartMedia, Inc. 'B' «(e)		48,387	844

			2,809

ENERGY 0.1%
Axis Energy Services 'A' «(e)(k)		1,253	18
Noble Corp. (e)(k)		10,196	257
Valaris Ltd. (e)		1,183	42

			317

INDUSTRIALS 1.2%
Neiman Marcus Group Ltd. LLC «(e)(k)		39,846	4,449
Noble Corp. (e)		781	19
Voyager Aviation Holdings «(e)		538	0
Westmoreland Mining Holdings LLC «(e)(k)		25,438	0

			4,468

MATERIALS 0.1%
Associated Materials Group, Inc. «(e)(k)		55,999	395

Total Common Stocks (Cost $6,435)			7,989

WARRANTS 1.9%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		394,000	242

INFORMATION TECHNOLOGY 1.8%
Windstream Holdings LLC - Exp. 09/21/2055 «		272,031	6,528

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Total Warrants (Cost $2,252)			6,770

PREFERRED SECURITIES 8.1%
BANKING & FINANCE 4.2%
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		35,000	32
Nationwide Building Society 10.250% ~		16,350	4,363
Stichting AK Rabobank Certificaten 19.437% due 12/29/2049 þ(i)		6,532,550	10,510

			14,905

INDUSTRIALS 3.9%
General Electric Co. 3.446% (US0003M + 3.330%) due 12/15/2021 ~(i)		127,000	124
Sequa Corp. (15.000% PIK) 15.000% «(c)		11,760	13,032
Voyager Aviation Holdings LLC 9.500% «		3,228	1,021

			14,177

Total Preferred Securities (Cost $21,218)			29,082

REAL ESTATE INVESTMENT TRUSTS 2.2%
REAL ESTATE 2.2%
Uniti Group, Inc.		133,286	1,907
VICI Properties, Inc.		202,347	5,939

Total Real Estate Investment Trusts (Cost $3,535)			7,846

SHORT-TERM INSTRUMENTS 16.4%
ARGENTINA TREASURY BILLS 0.0%
39.804% due 11/30/2021 (g)(h)	ARS	3,240	18

U.S. TREASURY BILLS 9.6%
0.054% due 11/23/2021 - 04/21/2022 (f)(g)(n)(p)		$34,411	34,403

U.S. TREASURY CASH MANAGEMENT BILLS 6.8%
0.045% due 11/02/2021 - 02/15/2022 (f)(g)(p)		24,500	24,497

Total Short-Term Instruments (Cost $58,919)			58,918

Total Investments in Securities (Cost $532,950)			544,093

Total Investments 151.2% (Cost $532,950)			$544,093
Financial Derivative Instruments (m)(o) (0.1)%(Cost or Premiums, net $4,475)			(392)
Auction Rate Preferred Shares (12.6)%			(45,200)
Other Assets and Liabilities, net (38.5)%			(138,601)

Net Assets Applicable to Common Shareholders 100.0%			$359,900

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Associated Materials Group, Inc.	08/24/2020	$355	$395	0.11%
Axis Energy Services 'A'	07/01/2021	18	18	0.01
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017-11/04/2021	965	990	0.28
Neiman Marcus Group Ltd. LLC	09/25/2020	1,307	4,449	1.24
Noble Corp.	02/05/2021-02/27/2021	137	257	0.07
Westmoreland Mining Holdings LLC	12/08/20214-10/19/2016	733	0	0.00

$3,515	$6,109	1.71%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	0.270%	10/12/2021	01/10/2022	$(2,312)	$(2,312)
BPS	0.260	10/12/2021	11/15/2021	(697)	(697)
0.490	08/12/2021	02/15/2022	(4,423)	(4,428)
0.490	09/27/2021	02/15/2022	(4,878)	(4,881)
0.500	10/15/2021	01/24/2022	(3,188)	(3,189)
0.500	10/20/2021	02/03/2022	(2,907)	(2,908)
0.530	10/07/2021	05/12/2022	(4,904)	(4,906)
0.540	10/14/2021	03/08/2022	(2,269)	(2,269)
BRC	0.500	07/23/2021	01/24/2022	(905)	(907)
0.500	08/06/2021	02/07/2022	(11,789)	(11,803)
0.500	08/13/2021	01/18/2022	(265)	(265)
0.500	09/03/2021	03/03/2022	(11,115)	(11,124)
0.500	09/07/2021	03/07/2022	(914)	(914)
0.500	09/24/2021	03/24/2022	(1,496)	(1,497)
0.500	09/30/2021	02/07/2022	(922)	(923)
0.500	10/21/2021	02/07/2022	(2,303)	(2,303)
0.500	10/25/2021	03/10/2022	(714)	(714)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

0.500	11/01/2021	03/03/2022	(1,148)	(1,148)
0.550	09/02/2021	03/10/2022	(1,383)	(1,384)
BYR	0.500	07/26/2021	01/26/2022	(2,426)	(2,429)
0.500	08/16/2021	01/26/2022	(775)	(776)
0.650	03/31/2021	03/25/2022	(3,806)	(3,820)
0.650	08/03/2021	03/25/2022	(844)	(846)
0.650	08/16/2021	03/25/2022	(412)	(413)
0.650	10/18/2021	03/25/2022	(725)	(725)
0.650	10/19/2021	03/25/2022	(849)	(849)
CDC	0.270	10/01/2021	01/05/2022	(3,576)	(3,577)
0.270	10/20/2021	01/27/2022	(426)	(427)
0.350	07/15/2021	01/14/2022	(2,499)	(2,501)
CIW	0.280	10/12/2021	11/15/2021	(1,598)	(1,598)
IND	0.270	08/30/2021	03/01/2022	(3,064)	(3,066)
0.270	08/31/2021	03/01/2022	(3,334)	(3,335)
0.270	10/22/2021	03/01/2022	(1,872)	(1,872)
0.280	09/10/2021	03/10/2022	(1,292)	(1,292)
0.300	08/16/2021	03/09/2022	(595)	(595)
0.300	09/21/2021	01/26/2022	(4,189)	(4,191)
0.300	09/30/2021	03/09/2022	(291)	(292)
0.300	10/21/2021	03/09/2022	(619)	(619)
0.410	10/12/2021	04/12/2022	(2,196)	(2,196)
0.420	08/02/2021	02/02/2022	(8,085)	(8,093)
0.420	09/13/2021	01/26/2022	(6,831)	(6,835)
0.440	10/12/2021	04/12/2022	(2,532)	(2,533)
0.540	09/27/2021	01/24/2022	(1,374)	(1,375)
0.540	10/28/2021	01/24/2022	(1,435)	(1,435)
JML	(0.380)	10/12/2021	11/05/2021	(1,678)	(1,678)
(0.350)	10/14/2021	01/17/2022	EUR	(1,204)	(1,391)
(0.050)	10/06/2021	TBD(2)	$(371)	(371)
0.350	10/19/2021	01/18/2022	GBP	(193)	(264)
RDR	0.270	09/20/2021	01/20/2022	$(2,828)	(2,829)
SCX	0.500	10/25/2021	01/11/2022	(2,884)	(2,884)
SOG	0.370	10/08/2021	11/08/2021	(982)	(982)
0.470	10/12/2021	01/13/2022	(3,712)	(3,713)
0.500	07/21/2021	01/21/2022	(849)	(850)
0.500	08/30/2021	03/01/2022	(1,801)	(1,803)
0.500	09/30/2021	03/07/2022	(5,823)	(5,826)
0.500	10/01/2021	04/01/2022	(3,787)	(3,789)
0.500	10/04/2021	04/01/2022	(1,483)	(1,484)
0.500	10/29/2021	04/19/2022	(1,201)	(1,201)
UBS	0.350	08/19/2021	TBD(2)	(491)	(491)
0.500	07/14/2021	01/12/2022	(2,429)	(2,433)
0.500	10/25/2021	01/12/2022	(666)	(666)

Total Reverse Repurchase Agreements	$(146,917)

(l)	Securities with an aggregate market value of $165,662 and cash of $20 have been pledged as collateral under the terms of master agreements as of October 31, 2021.
(1)

The average amount of borrowings outstanding during the period ended October 31, 2021 was $(48,743) at a weighted average interest rate of 0.426%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.523%	$300	$(1)	$22	$21	$0	$(1)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.825	700	(3)	52	49	0	(2)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	3.937	EUR	1,300	92	(16)	76	0	(11)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.115	2,486	97	35	132	0	(21)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.505	7,100	(868)	709	(159)	1	0

$(683)	$802	$119	$1	$(35)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	11,000	$(85)	$425	$340	$84	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500	(3)	4	1	5	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		$25,500	12	1	13	3	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	480	3,035	0	(23)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	127	850	0	(4)
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		4,900	0	(6)	(6)	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	1,953	2,153	0	(2)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		15,100	0	(40)	(40)	0	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		16,100	0	7	7	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	3,956	6,104	11	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	51	51	0	(1)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		7,000	(19)	(98)	(117)	3	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		36,300	3,000	(437)	2,563	0	(32)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		20,100	(319)	22	(297)	0	(14)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	31,555	28,844	411	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	(173)	(196)	0	(17)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(20)	1	(19)	0	(41)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	(234)	(268)	0	(45)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(193)	(198)	0	(9)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	12,719	12,771	0	(381)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	133	230	0	(30)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	61	123	30	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		3,600	(69)	104	35	36	0

							$5,561	$50,418	$55,979	$585	$(599)

Total Swap Agreements							$4,878	$51,220	$56,098	$586	$(634)

(n)

Securities with an aggregate market value of $2,500 and cash of $11,835 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		11/2021		GBP	20,957		$28,338		$0		$(343)
		11/2021			$663		EUR	571	0		(3)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

11/2021	1,367	GBP	991	0	(11)
11/2021	1	RUB	87	0	0
12/2021	129	MXN	2,689	1	0
06/2022	PEN	811	$194	0	(6)
BPS	11/2021	CAD	734	594	1	0
11/2021	GBP	152	209	1	0
11/2021	$1,276	EUR	1,096	0	(9)
12/2021	AUD	53	$40	0	0
12/2021	PEN	2,318	581	1	0
10/2022	$568	PEN	2,318	0	(1)
BRC	11/2021	8	RUB	589	0	0
CBK	11/2021	EUR	1,396	$1,617	3	0
11/2021	PEN	1,760	428	0	(13)
11/2021	$442	PEN	1,760	0	(1)
12/2021	PEN	1,011	$246	0	(7)
12/2021	$950	PEN	3,491	0	(76)
01/2022	333	1,357	6	0
02/2022	PEN	1,266	$310	0	(6)
04/2022	1,070	266	0	0
08/2022	690	171	1	0
FBF	11/2021	$3	RUB	200	0	0
GLM	11/2021	8	619	0	0
12/2021	19	1,422	1	0
01/2022	6	424	0	0
HUS	11/2021	EUR	1,008	$1,173	7	0
11/2021	$8,421	EUR	7,246	0	(45)
11/2021	1	RUB	38	0	0
12/2021	PEN	99	$27	2	0
12/2021	$1,152	EUR	988	0	(9)
JPM	11/2021	2,079	GBP	1,525	8	0
SCX	11/2021	EUR	42,345	$49,102	152	0
12/2021	35,836	41,495	45	0
12/2021	PEN	63	17	1	0
TOR	11/2021	$25,362	GBP	18,441	0	(124)
12/2021	GBP	18,441	$25,361	124	0
UAG	11/2021	$5	RUB	362	0	0
01/2022	5	336	0	0

Total Forward Foreign Currency Contracts	$354	$(654)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.856%	$500	$(98)	$86	$0	$(12)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.856	700	(139)	121	0	(18)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.856	800	(166)	146	0	(20)

$(403)	$353	$0	$(50)

INTEREST RATE SWAPS
Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Pay	3-Month USD-LIBOR	1.550%	Semi-Annual	01/20/2027	$21,600	$0	$6	$6	$0

Total Swap Agreements	$(403)	$359	$6	$(50)

(p)

Securities with an aggregate market value of $1,013 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2021

Investments in Securities, at Value
Loan Participations and Assignments	$1,018	$69,088	$21,616	$91,722
Corporate Bonds & Notes
Banking & Finance	0	67,569	0	67,569
Industrials	0	144,283	5,664	149,947
Utilities	0	32,432	0	32,432
Convertible Bonds & Notes
Industrials	0	1,634	0	1,634
Municipal Bonds & Notes
Illinois	0	8,560	0	8,560
Puerto Rico	0	1,588	0	1,588
Virginia	0	387	0	387
West Virginia	0	2,327	0	2,327
U.S. Government Agencies	0	5,490	2,421	7,911
Non-Agency Mortgage-Backed Securities	0	22,194	0	22,194
Asset-Backed Securities	0	32,589	3,802	36,391
Sovereign Issues	0	10,826	0	10,826
Common Stocks
Communication Services	1,965	0	844	2,809
Energy	299	0	18	317
Industrials	0	19	4,449	4,468
Materials	0	0	395	395
Warrants
Industrials	0	0	242	242
Information Technology	0	0	6,528	6,528
Preferred Securities
Banking & Finance	0	14,905	0	14,905
Industrials	0	124	14,053	14,177
Real Estate Investment Trusts
Real Estate	7,846	0	0	7,846
Short-Term Instruments
Argentina Treasury Bills	0	18	0	18
U.S. Treasury Bills	0	34,403	0	34,403
U.S. Treasury Cash Management Bills	0	24,497	0	24,497

Total Investments	$11,128	$472,933	$60,032	$544,093

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	586	0	586
Over the counter	0	360	0	360

$0	$946	$0	$946
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(634)	0	(634)
Over the counter	0	(704)	0	(704)

$0	$(1,338)	$0	$(1,338)

Total Financial Derivative Instruments	$0	$(392)	$0	$(392)

Totals	$11,128	$472,541	$60,032	$543,701

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2021:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2021 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$16,013	$13,652	$(5,006)	$0	$35	$141	$0	$(3,219)	$21,616	$50
Corporate Bonds & Notes
Industrials	0	0	(24)	0	0	0	5,688	0	5,664	0
U.S. Government Agencies	2,415	0	(11)	1	4	12	0	0	2,421	11
Asset-Backed Securities	4,386	0	0	12	0	(311)	0	(285)	3,802	(277)
Common Stocks
Communication Services	1,126	0	0	0	0	(282)	0	0	844	(282)
Energy	19	0	0	0	0	(1)	0	0	18	0
Industrials	4,384	0	0	0	0	65	0	0	4,449	65

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Materials(2)	396	0	0	0	0	(1)	0	0	395	(1)
Warrants
Industrials	248	0	0	0	0	(6)	0	0	242	(5)
Information Technology	6,071	0	0	0	0	457	0	0	6,528	458
Preferred Securities
Industrials	13,020	164	0	0	0	869	0	0	14,053	1,421

Totals	$48,078	$13,816	$(5,041)	$13	$39	$943	$5,688	$(3,504)	$60,032	$1,440

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory		Ending Balance at 10/31/2021	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$12,014	Proxy Pricing			Base Price		%	98.000 - 100.000	99.438
		2,354	Reference Instrument			Yield			5.207	—
		2,648	Third Party Vendor			Broker Quote			60.000 - 100.500	99.902
		4,600	Waterfall Recoverability			Recovery Value			100.000	—
Corporate Bonds & Notes
Industrials		5,664	Reference Instrument			Weighted Average		BRL	53.507	—
U.S. Government Agencies		2,421	Proxy Pricing			Base Price		%	61.740
Asset-Backed Securities		3,802	Proxy Pricing			Base Price			20.950 - 94,381.570	48,117.036
Common Stocks
Communication Services		844	Other Valuation Techniques(3)			—			—	—
Energy		18	Other Valuation Techniques(3)			—			—	—
Industrials		4,449	Discounted Cash Flow			Discount Rate			14.250	—
Materials		395	Other Valuation Techniques(3)			—			—	—
Warrants
Industrials		242	Other Valuation Techniques(3)			—			—	—
Information Technology		6,528	Comparable Companies			EBITDA Multiple		x	4.400	—
Preferred Securities
Industrials		13,032	Comparable Companies			EBITDA Multiple		x/x	11.700/8.900	—
		1,021	Other Valuation Techniques(3)			—			—	—

Total		$60,032

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Materials since prior fiscal year end.
(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	FBF	Credit Suisse International	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	JML	JP Morgan Securities Plc	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation